UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 29

Date of reporting period: August 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     August 31, 2013

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund for the six-month reporting period ended August 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Emerging Markets Debt Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 27, 2013

Western Asset Emerging Markets Debt Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended August 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s final reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. After falling to 7.5% in April, unemployment edged higher to 7.6% in May and was unchanged in June. However, unemployment then declined to 7.4% in July and 7.3% in August, the latter being the lowest level since December 2008. In addition, the percentage of longer-term unemployed has also declined, as roughly 37.9% of the 11.3 million Americans looking for work in August 2013 have been out of work for more than six months, versus 40.2% in February 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.7% on a seasonally adjusted basis in August 2013 versus the previous month and were 13.2% higher than in August 2012. In addition, the NAR reported that the median existing-home price for all housing types was $212,100 in August 2013, up 14.7% from August 2012. This marked the eighteenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in August 2013 was 0.4% higher than the previous month at a 4.9 month supply at the current sales pace and was 6.3% lower than in August 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first two months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory, as the PMI increased to 50.9 in June, 55.4 in July and 55.7 in August, the latter being the best reading since April 2011.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in

IV	Western Asset Emerging Markets Debt Fund

2013, the same as in 2012. This is less than forecasted in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Emerging Markets Debt Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market continued to be weak. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on September 18, 2013, after the reporting period ended, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, in September 2012, prior to the beginning of the reporting period, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%, a new record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Emerging Markets Debt Fund

Q. Did Treasury yields trend higher or lower during the six months ended August 31, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.39%. The yield on the ten-year Treasury began the period at 1.89%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.90% on August 22, 2013, before edging down to 2.78% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first two months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. sequestration. The spread sectors then weakened over the next two months of the period amid sharply rising interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, this proved to be a temporary situation, as the spread sectors again weakened in August. All told, the majority of spread sectors generated negative absolute returns and produced mixed results versus equal-durationvi Treasuries during the reporting period. For the six months ended August 31, 2013, the Barclays U.S. Aggregate Indexvii fell 2.61%.

Q. How did the high-yield bond market perform over the six months ended August 31, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first two months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield bond market declined in May and June. After a brief rally in July, the high yield bond market again weakened in August. All told, the high-yield bond market gained 0.84% for the six months ended August 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended August 31, 2013. The asset class fell during four of the six months of the reporting period. These results were triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.40% over the six months ended August 31, 2013.

Performance review

For the six months ended August 31, 2013, Class I shares of Western Asset Emerging Markets Debt Fund returned -10.04%. The

Western Asset Emerging Markets Debt Fund	VII

Investment commentary (cont’d)

Fund’s unmanaged benchmark, the EMBI Global, returned -8.40% for the same period. The Lipper Emerging Markets Debt Funds Category Average1 returned -8.70% over the same time frame.

Performance Snapshot as of August 31, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Emerging Markets Debt Fund:
Class A	-10.31%
Class C	-10.54%
Class C1♦	-10.47%
Class FI	-10.18%
Class I	-10.04%
Class IS	-10.17%
JPMorgan Emerging Markets Bond Index Global	-8.40%
Lipper Emerging Markets Debt Funds Category Average[1]	-8.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended August 31, 2013 for Class A, Class C, Class C1, Class FI, Class I and Class IS shares were 5.00%, 4.46%, 4.73%, 5.28%, 5.55% and 5.69%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class FI, Class I and Class IS shares would have been 4.82%, 4.23%, 4.47%, 5.16%, 5.43% and 5.41%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class I and Class IS shares were 1.22%, 1.89%, 1.83%, 1.26%, 0.85% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 163 funds in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

VIII	Western Asset Emerging Markets Debt Fund

expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 0.95% for Class I shares and 0.80% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 27, 2013

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Debt Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

X	Western Asset Emerging Markets Debt Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2013 and February 28, 2013 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2013 and held for the six months ended August 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-10.31%	$1,000.00	$896.90	1.22%	$5.83	Class A	5.00%	$1,000.00	$1,019.06	1.22%	$6.21
Class C	-10.54	1,000.00	894.60	1.97	9.41	Class C	5.00	1,000.00	1,015.27	1.97	10.01
Class C1	-10.47	1,000.00	895.30	1.70	8.12	Class C1	5.00	1,000.00	1,016.64	1.70	8.64
Class FI	-10.18	1,000.00	898.20	1.19	5.69	Class FI	5.00	1,000.00	1,019.21	1.19	6.06
Class I	-10.04	1,000.00	899.60	0.84	4.02	Class I	5.00	1,000.00	1,020.97	0.84	4.28
Class IS	-10.17	1,000.00	898.30	0.80	3.83	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

2	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

[1]	For the six smonths ended August 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — August 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA EM Debt	— Western Asset Emerging Markets Debt Fund

4	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA EM Debt	— Western Asset Emerging Markets Debt Fund

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

August 31, 2013

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 56.4%
Argentina — 1.0%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		$167,889
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,495,000		3,139,342
Total Argentina					3,307,231
Brazil — 4.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	366,670
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,594,000	BRL	1,038,786
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	31,951,000	BRL	12,190,593
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	2,220,000		2,153,400
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	460,000		484,150
Total Brazil					16,233,599
Chile — 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	520,000		521,820	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	4,380,000		3,885,494	(a)
Republic of Chile, Senior Notes	3.250%	9/14/21	950,000		920,550
Total Chile					5,327,864
Colombia — 3.5%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	8,450,000		8,640,125
Republic of Colombia, Senior Bonds	6.125%	1/18/41	1,200,000		1,267,500
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,620,000		1,956,150
Total Colombia					11,863,775
Croatia — 1.4%
Republic of Croatia, Notes	5.500%	4/4/23	2,300,000		2,208,000	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	860,000		898,365	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,670,000		1,603,200	(a)
Total Croatia					4,709,565
Indonesia — 2.7%
Republic of Indonesia, Notes	3.750%	4/25/22	1,250,000		1,059,375	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	4,460,000		3,523,400	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		113,925	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		356,250	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	3,850,000		3,570,875	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	850,000		684,250	(a)
Total Indonesia					9,308,075
Lithuania — 1.5%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	970,000		1,149,450	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	3,580,000		3,991,700	(a)
Total Lithuania					5,141,150

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 6.1%
Mexican Bonos, Bonds	8.000%	6/11/20	74,696,900	MXN	$6,252,127
Mexican Bonos, Bonds	6.500%	6/9/22	72,540,200	MXN	5,510,775
Mexican Bonos, Bonds	10.000%	12/5/24	2,250,000	MXN	217,366
Mexican Bonos, Bonds	8.500%	11/18/38	24,550,000	MXN	2,064,261
United Mexican States, Senior Notes	3.625%	3/15/22	6,922,000		6,762,794
Total Mexico					20,807,323
Panama — 0.4%
Republic of Panama, Senior Bonds	9.375%	4/1/29	177,000		248,243
Republic of Panama, Senior Bonds	6.700%	1/26/36	574,000		640,010
Republic of Panama, Senior Bonds	4.300%	4/29/53	820,000		615,000
Total Panama					1,503,253
Peru — 4.2%
Republic of Peru, Bonds	6.550%	3/14/37	2,808,000		3,187,080
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		186,750
Republic of Peru, Senior Bonds	8.750%	11/21/33	3,367,000		4,680,130
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,708,000		1,682,380
Republic of Peru, Senior Notes	7.125%	3/30/19	3,955,000		4,726,225
Total Peru					14,462,565
Philippines — 0.7%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	400,000		405,500
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,720,000		1,840,400
Total Philippines					2,245,900
Poland — 2.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		310,230
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,046,150
Republic of Poland, Senior Notes	5.000%	3/23/22	7,664,000		8,035,704
Total Poland					9,392,084
Russia — 8.5%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,184,000		1,251,938	(a)
Russian Federal Bond, Bonds	7.400%	6/14/17	198,030,000	RUB	6,107,620
Russian Federal Bond, Bonds	7.500%	3/15/18	22,983,000	RUB	709,873
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	14,998,340		17,327,732	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	4,000,000		3,990,000	(a)
Total Russia					29,387,163
Turkey — 7.8%
Republic of Turkey, Notes	6.750%	5/30/40	5,160,000		5,096,790
Republic of Turkey, Notes	4.875%	4/16/43	360,000		281,790
Republic of Turkey, Senior Bonds	5.625%	3/30/21	13,320,000		13,423,230

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000	$1,541,593
Republic of Turkey, Senior Notes	6.250%	9/26/22	5,040,000	5,192,460
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,150,154
Total Turkey				26,686,017
Uruguay — 0.7%
Republic of Uruguay, Senior Notes	4.500%	8/14/24	2,550,000	2,460,750
Venezuela — 9.0%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	7,591,000	6,812,923	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	10,765,000	8,665,825
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	73,000	56,940
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	18,655,000	15,343,737	(a)
Total Venezuela				30,879,425
Total Sovereign Bonds (Cost — $205,628,723)				193,715,739
Corporate Bonds & Notes — 41.2%
Consumer Discretionary — 0.6%
Media — 0.6%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,000,000	1,087,274
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	720,000	737,136	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000	292,950
Total Consumer Discretionary				2,117,360
Consumer Staples — 0.8%
Food Products — 0.5%
Alicorp SAA, Senior Notes	3.875%	3/20/23	720,000	649,800	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,010,000	926,675	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	400,000	274,000	(a)
Total Food Products				1,850,475
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	940,000	945,875	(a)
Total Consumer Staples				2,796,350
Energy — 17.9%
Energy Equipment & Services — 0.3%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,030,000	991,375	(a)
Oil, Gas & Consumable Fuels — 17.6%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	1,220,000	1,223,050	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	426,780	464,123	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	71,130	77,354	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	1,890,000	2,012,850	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	280,000	322,000

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	2,030,000	$1,867,600	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	920,000	922,300	(a)
KazMunayGas National Co., Notes	7.000%	5/5/20	3,800,000	4,194,250	(a)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	431,550	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,150,000	2,311,250	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,290,000	1,366,626	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,331,200	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,150,000	1,913,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	912,000	907,440	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	858,000	885,885
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	103,119
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,380,000	2,335,930
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,950,000	1,821,331
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,000,000	1,792,000	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	193,360
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,250,000	1,330,000
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	6,020,000	6,080,200
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,220,000	4,220,000
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	4,200,000	3,664,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,370,000	1,695,375	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	4,600,000	5,004,841	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	270,000	244,350	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	2,020,000	1,762,450	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,130,000	926,600	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,600,000	1,864,000	(a)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,740,000	1,700,318	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	3,050,000	3,477,000	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	1,200,000	1,137,000	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,260,000	1,102,500	(a)
Total Oil, Gas & Consumable Fuels				60,685,852
Total Energy				61,677,227
Financials — 0.1%
Real Estate Management & Development — 0.1%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	265,000	278,912	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.9%
Building Products — 0.7%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,580,000	$1,465,450	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	940,000	958,800	(a)
Total Building Products				2,424,250
Construction & Engineering — 1.0%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	350,000	333,375	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	3,750,000	3,178,125	(a)
Total Construction & Engineering				3,511,500
Transportation Infrastructure — 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	600,000	573,750	(a)
Total Industrials				6,509,500
Materials — 13.0%
Chemicals — 1.2%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,326,000	1,213,290	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	447,200	(a)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	1,510,000	1,425,063	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	1,294,000	1,222,830	(a)
Total Chemicals				4,308,383
Construction Materials — 2.1%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,190,000	1,044,225	(a)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	145,000	153,700	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,250,000	3,420,625	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	340,000	357,850	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,695,000	1,796,700	(a)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	470,000	457,075	(a)
Total Construction Materials				7,230,175
Metals & Mining — 8.8%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	850,000	849,150
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,850,000	1,780,625	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	385,632	(a)
Evraz Group SA, Senior Notes	6.750%	4/27/18	3,120,000	3,006,900	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,650,000	1,491,187	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,000,000	881,000	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,080,000	1,752,400	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	790,000	760,375	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	63,300
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,860,000	1,743,715
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,500,000	2,715,545

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Notes	8.250%	1/17/34	81,000	$89,391
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,767,000	5,613,454
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,440,000	4,153,855
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	141,750	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	38,000	38,475	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,390,000	3,432,375	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,320,000	1,201,200	(a)
Total Metals & Mining				30,100,329
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	820,000	792,909
Inversiones CMPC SA, Notes	4.750%	1/19/18	350,000	365,765	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	480,000	442,235	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,440,000	1,353,930	(a)
Total Paper & Forest Products				2,954,839
Total Materials				44,593,726
Telecommunication Services — 4.1%
Diversified Telecommunication Services — 1.8%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	3,734,000	3,509,960	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000	676,845	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	330,000	295,845	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,110,000	1,222,387	(a)
Vimpel Communications, Notes	6.493%	2/2/16	300,000	317,250	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	150,000	172,313	(a)
Total Diversified Telecommunication Services				6,194,600
Wireless Telecommunication Services — 2.3%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	1,890,000	1,710,407
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,180,000	1,249,325	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	1,670,000	1,486,300	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,090,000	3,128,625	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	202,500	(a)
Total Wireless Telecommunication Services				7,777,157
Total Telecommunication Services				13,971,757
Utilities — 2.8%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	134,875	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,225,000	1,142,312	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	600,000		$559,500	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	700,000		646,473	(a)
Total Electric Utilities					2,483,160
Gas Utilities — 0.9%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,000,000		910,000	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	330,000		288,750	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,790,000		1,798,950	(a)
Total Gas Utilities					2,997,700
Independent Power Producers & Energy Traders — 1.0%
AES Gener SA, Notes	5.250%	8/15/21	850,000		858,655	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	970,000		1,032,676	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		106,461	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,440,000		1,310,400	(a)
Total Independent Power Producers & Energy Traders					3,308,192
Multi-Utilities — 0.2%
E-CL SA, Notes	5.625%	1/15/21	100,000		103,070	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	550,000		621,500	(a)
Total Multi-Utilities					724,570
Total Utilities					9,513,622
Total Corporate Bonds & Notes (Cost — $151,473,571)					141,458,454
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost — $527,750)	7.000%	1/31/20	4,257,300	MXN	477,954	(a)
Total Investments — 97.7% (Cost — $357,630,044#)					335,652,147
Other Assets in Excess of Liabilities — 2.3%					7,979,750
Total Net Assets — 100.0%					$343,631,897

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country‡
Mexico	17.0%
Russia	15.6
Brazil	14.5
Venezuela	9.7
Turkey	8.1
Peru	5.5
Colombia	5.3
Indonesia	4.4
Chile	3.4
Poland	2.8
India	1.9
Lithuania	1.5
Malaysia	1.5
Croatia	1.4
Kazakhstan	1.4
Argentina	1.3
United Arab Emirates	0.8
Qatar	0.8
Uruguay	0.7
Philippines	0.7
Trinidad and Tobago	0.5
Panama	0.4
China	0.3
South Africa	0.3
Netherlands	0.2
100.0%

‡	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2013 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

August 31, 2013

Assets:
Investments, at value (Cost — $357,630,044)	$335,652,147
Foreign currency, at value (Cost — $35,455)	32,863
Interest receivable	6,305,472
Receivable for Fund shares sold	1,914,482
Receivable for securities sold	1,727,023
Deposits with brokers for open futures contracts	142,012
Prepaid expenses	87,903
Total Assets	345,861,902

Liabilities:
Payable for Fund shares repurchased	1,452,012
Due to custodian	548,820
Investment management fee payable	190,764
Service and/or distribution fees payable	11,968
Payable to broker — variation margin on open futures contracts	8,719
Accrued expenses	17,722
Total Liabilities	2,230,005
Total Net Assets	$343,631,897

Net Assets:
Par value (Note 7)	$672
Paid-in capital in excess of par value	369,806,606
Undistributed net investment income	4,189,770
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(8,363,523)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(22,001,628)
Total Net Assets	$343,631,897

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Shares Outstanding:
Class A	7,115,987
Class C	407,471
Class C1	167,966
Class FI	1,450,381
Class I	57,854,995
Class IS	174,577

Net Asset Value:
Class A (and redemption price)	$5.13
Class C*	$5.11
Class C1*	$5.14
Class FI (and redemption price)	$5.12
Class I (and redemption price)	$5.11
Class IS (and redemption price)	$5.11
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.36

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended August 31, 2013

Investment Income:
Interest	$11,104,787

Expenses:
Investment management fee (Note 2)	1,516,321
Transfer agent fees (Note 5)	156,619
Registration fees	84,793
Service and/or distribution fees (Notes 2 and 5)	67,784
Legal fees	25,542
Audit and tax	20,032
Fund accounting fees	19,937
Shareholder reports	18,074
Custody fees	16,658
Insurance	4,962
Trustees’ fees	2,967
Miscellaneous expenses	6,401
Total Expenses	1,940,090
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(134,355)
Net Expenses	1,805,735
Net Investment Income	9,299,052

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	799,944
Futures contracts	(450,513)
Foreign currency transactions	(1,723,974)
Net Realized Loss	(1,374,543)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(49,464,289)
Futures contracts	(21,020)
Foreign currencies	171,564
Change in Net Unrealized Appreciation (Depreciation)	(49,313,745)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(50,688,288)
Decrease in Net Assets from Operations	$(41,389,236)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2013 (unaudited) and the Year Ended February 28, 2013	August 31	February 28

Operations:
Net investment income	$9,299,052	$19,375,168
Net realized loss	(1,374,543)	(974,286)
Change in net unrealized appreciation (depreciation)	(49,313,745)	20,729,464
Increase (Decrease) in Net Assets From Operations	(41,389,236)	39,130,346

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,500,184)	(17,750,374)
Decrease in Net Assets From Distributions to Shareholders	(10,500,184)	(17,750,374)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	112,556,126	581,910,215
Reinvestment of distributions	7,786,691	14,058,059
Cost of shares repurchased	(347,150,814)	(129,232,775)
Increase (Decrease) in Net Assets From Fund Share Transactions	(226,807,997)	466,735,499
Increase (Decrease) in Net Assets	(278,697,417)	488,115,471

Net Assets:
Beginning of period	622,329,314	134,213,843
End of period*	$343,631,897	$622,329,314
* Includes undistributed net investment income of:	$4,189,770	$5,390,902

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2013[2]	2013	2012[3]	2011	2010[4]

Net asset value, beginning of period	$5.87	$5.64	$5.30	$4.93	$4.94

Income (loss) from operations:
Net investment income	0.12	0.23	0.27	0.29	0.04
Net realized and unrealized gain (loss)	(0.72)	0.22	0.32	0.24	(0.05)
Total income (loss) from operations	(0.60)	0.45	0.59	0.53	(0.01)

Less distributions from:
Net investment income	(0.14)	(0.22)	(0.25)	(0.16)	—
Total distributions	(0.14)	(0.22)	(0.25)	(0.16)	—

Net asset value, end of period	$5.13	$5.87	$5.64	$5.30	$4.93
Total return[5]	(10.31)%	8.14%	11.57%	10.67%	(0.20)%

Net assets, end of period (000s)	$36,506	$36,023	$10,685	$991	$105

Ratios to average net assets:
Gross expenses	1.34%[6]	1.22%	1.40%	1.57%	1.56%[6]
Net expenses[7,8,9]	1.22 [6]	1.21	1.25	1.25	1.25 [6]
Net investment income	4.30 [6]	3.91	4.95	5.40	5.74 [6]

Portfolio turnover rate	20%	21%	16%	21%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2013 (unaudited).

[3]	For the year ended February 29.

[4]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2013[2]	2013[3]

Net asset value, beginning of period	$5.85	$5.76

Income (loss) from operations:
Net investment income	0.10	0.11
Net realized and unrealized gain (loss)	(0.71)	0.09
Total income (loss) from operations	(0.61)	0.20

Less distributions from:
Net investment income	(0.13)	(0.11)
Total distributions	(0.13)	(0.11)

Net asset value, end of period	$5.11	$5.85
Total return[4]	(10.54)%	3.49%

Net assets, end of period (000s)	$2,081	$1,071

Ratios to average net assets:
Gross expenses[5]	2.05%	1.89%
Net expenses[5,6,7]	1.97 [8]	1.88
Net investment income[5]	3.60	3.17

Portfolio turnover rate	20%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2013 (unaudited).

[3]	For the period August 1, 2012 (commencement of operations) to February 28, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C1 Shares[1,2]	2013[3]	2013	2012[4]	2011[5]

Net asset value, beginning of period	$5.87	$5.64	$5.29	$5.40

Income (loss) from operations:
Net investment income	0.11	0.20	0.25	0.13
Net realized and unrealized gain (loss)	(0.72)	0.22	0.32	(0.11)
Total income (loss) from operations	(0.61)	0.42	0.57	0.02

Less distributions from:
Net investment income	(0.12)	(0.19)	(0.22)	(0.13)
Total distributions	(0.12)	(0.19)	(0.22)	(0.13)

Net asset value, end of period	$5.14	$5.87	$5.64	$5.29
Total return[6]	(10.47)%	7.62%	11.03%	0.41%

Net assets, end of period (000s)	$864	$1,928	$1,053	$735

Ratios to average net assets:
Gross expenses	1.89%[7]	1.83%	1.98%	1.81%[7]
Net expenses[8,9,10]	1.70 [7]	1.69	1.68	1.70 [7]
Net investment income	3.75 [7]	3.45	4.61	4.88 [7]

Portfolio turnover rate	20%	21%	16%	21%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended August 31, 2013 (unaudited).

[4]	For the year ended February 29.

[5]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2013[2]	2013	2012[3]

Net asset value, beginning of period	$5.85	$5.63	$5.40

Income (loss) from operations:
Net investment income	0.12	0.23	0.05
Net realized and unrealized gain (loss)	(0.71)	0.22	0.28
Total income (loss) from operations	(0.59)	0.45	0.33

Less distributions from:
Net investment income	(0.14)	(0.23)	(0.10)
Total distributions	(0.14)	(0.23)	(0.10)

Net asset value, end of period	$5.12	$5.85	$5.63
Total return[4]	(10.18)%	8.07%	6.19%

Net assets, end of period (000s)	$7,426	$9,337	$561

Ratios to average net assets:
Gross expenses	1.25%[5]	1.26%	1.25%[5]
Net expenses[6,7,8]	1.19 [5]	1.15	1.20 [5]
Net investment income	4.34 [5]	3.96	4.65 [5]

Portfolio turnover rate	20%	21%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2013 (unaudited).

[3]	For the period December 7, 2011 (commencement of operations) to February 29, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2013	2012[4]	2011	2010	2009

Net asset value, beginning of period	$5.84	$5.61	$5.28	$4.93	$3.51	$4.90

Income (loss) from operations:
Net investment income	0.13	0.25	0.29	0.31	0.32	0.32
Net realized and unrealized gain (loss)	(0.71)	0.22	0.32	0.23	1.31	(1.31)
Total income (loss) from operations	(0.58)	0.47	0.61	0.54	1.63	(0.99)

Less distributions from:
Net investment income	(0.15)	(0.24)	(0.28)	(0.19)	(0.21)	(0.36)
Net realized gains	—	—	—	—	—	(0.04)
Total distributions	(0.15)	(0.24)	(0.28)	(0.19)	(0.21)	(0.40)

Net asset value, end of period	$5.11	$5.84	$5.61	$5.28	$4.93	$3.51
Total return[5]	(10.04)%	8.48%	11.99%	11.00%	46.61%	(20.67)%

Net assets, end of period (000s)	$295,862	$573,115	$121,915	$61,593	$18,141	$19,710

Ratios to average net assets:
Gross expenses	0.90%[6]	0.85%	1.00%	1.24%	1.95%	1.21%
Net expenses[7,8]	0.84 [6,9]	0.85 [9]	0.95 [9]	0.95 [9]	0.95 [9]	0.75 [10]
Net investment income	4.63 [6]	4.26	5.33	5.85	7.03	7.48

Portfolio turnover rate	20%	21%	16%	21%	62%	35%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended August 31, 2013 (unaudited).

[4]	For the year ended February 29.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets did not exceed 0.75%

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2013[2]	2013[3]

Net asset value, beginning of period	$5.85	$5.85

Income (loss) from operations:
Net investment income	0.13	0.02
Net realized and unrealized loss	(0.72)	(0.02)
Total income (loss) from operations	(0.59)	0.00 [4]

Less distributions from:
Net investment income	(0.15)	—
Total distributions	(0.15)	—

Net asset value, end of period	$5.11	$5.85
Total return[5]	(10.17)%	0.00%[6]

Net assets, end of period (000s)	$893	$855

Ratios to average net assets:
Gross expenses[7]	1.07%	0.86%
Net expenses[7,8,9,10]	0.80	0.80
Net investment income[7]	4.73	4.20

Portfolio turnover rate	20%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2013 (unaudited).

[3]	For the period January 31, 2013 (commencement of operations) to February 28, 2013.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Amount represents less than 0.005%.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

24	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$193,715,739	—	$193,715,739
Corporate bonds & notes	—	141,458,454	—	141,458,454
Convertible bonds & notes	—	477,954	—	477,954
Total investments	—	$335,652,147	—	$335,652,147

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,240	—	—	$1,240

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

26	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies,

28	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company

30	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class C, Class C1, Class FI, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.70%, 1.20%, 0.95% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended August 31, 2013, fees waived and/or expenses reimbursed amounted to $134,355.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares (formerly Class C shares), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

For the six months ended August 31, 2013, LMIS and its affiliates retained sales charges of $668 on sales of the Fund’s Class A shares. In addition, for six months ended August 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class C	Class C1
CDSCs	$2,628	$45

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended August 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,543,703
Sales	274,601,661

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,721,359
Gross unrealized depreciation	(25,699,256)
Net unrealized depreciation	$(21,977,897)

At August 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	93	12/13	$11,559,396	$11,558,156	$(1,240)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2013.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$1,240

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

32	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(450,513)	—	$(450,513)
Forward foreign currency contracts	—	$(1,663,500)	(1,663,500)
Total	$(450,513)	$(1,663,500)	$(2,114,013)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(21,020)	—	$(21,020)
Forward foreign currency contracts	—	$185,703	185,703
Total	$(21,020)	$185,703	$164,683

During the six months ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$11,344,455
Forward foreign currency contracts (to buy)†	15,124,683
Forward foreign currency contracts (to sell)†	4,733,867

†	At August 31, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at August 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2]	Net Amount
Futures contracts[3]	$8,719	$(8,719)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1 and Class FI

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$42,855	$41,862
Class C	10,460	2,032
Class C1	5,682	2,793
Class FI	8,787	5,131
Class I	—	103,789
Class IS	—	1,012
Total	$67,784	$156,619

For the six months ended August 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class A	$20,595
Class C	858
Class C1	1,539
Class FI	2,182
Class I	107,928
Class IS	1,253
Total	$134,355

6. Distributions to shareholders by class

	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Net Investment Income:
Class A	$823,427	$788,387
Class C	43,952	9,401	†
Class C1‡	35,900	60,916
Class FI	167,162	179,406
Class I	9,404,691	16,712,264
Class IS	25,052	—	*
Total	$10,500,184	$17,750,374

†	For the period August 1, 2012 (commencement of operations) to February 28, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period January 31, 2013 (commencement of operations) to February 28, 2013.

7. Shares of beneficial interest

At August 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple

34	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2013		Year Ended February 28, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	3,177,766	$17,661,086	6,056,020		$35,203,215
Shares issued on reinvestment	149,778	818,037	136,272		787,239
Shares repurchased	(2,353,184)	(13,396,206)	(1,945,840)		(11,347,337)
Net increase	974,360	$5,082,917	4,246,452		$24,643,117

Class C
Shares sold	283,210	$1,624,635	189,099	†	$1,107,122	†
Shares issued on reinvestment	8,103	43,952	1,598	†	9,401	†
Shares repurchased	(67,073)	(348,243)	(7,466)	†	(43,748)	†
Net increase	224,240	$1,320,344	183,231	†	$1,072,775	†

Class C1‡
Shares sold	—	$—	187,739		$1,036,820
Shares issued on reinvestment	6,459	35,900	10,601		60,916
Shares repurchased	(166,793)	(897,177)	(56,523)		(328,235)
Net increase (decrease)	(160,334)	$(861,277)	141,817		$769,501

Class FI
Shares sold	618,219	$3,424,280	1,591,301		$9,122,660
Shares issued on reinvestment	30,617	166,940	30,615		177,138
Shares repurchased	(794,027)	(4,576,030)	(126,080)		(737,500)
Net increase (decrease)	(145,191)	$(984,810)	1,495,836		$8,562,298

Class I
Shares sold	15,875,609	$89,560,875	94,333,821		$534,576,899
Shares issued on reinvestment	1,227,481	6,696,810	2,260,337		13,023,365
Shares repurchased	(57,328,684)	(327,784,558)	(20,234,305)		(116,767,955)
Net increase (decrease)	(40,225,594)	$(231,526,873)	76,359,853		$430,832,309

Class IS
Shares sold	51,244	$285,250	147,616	*	$863,499	*
Shares issued on reinvestment	4,612	25,052	—	*	—	*
Shares repurchased	(27,523)	(148,600)	(1,372)	*	(8,000)	*
Net increase	28,333	$161,702	146,244	*	$855,499	*

†	For the period August 1, 2012 (commencement of operations) to February 28, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period January 31, 2013 (commencement of operations) to February 28, 2013.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

8. Capital loss caryforward

As of February 28, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(2,575,950)

This amount will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal in the U.S. Court of Appeals for the Second Circuit. The matter was fully briefed, oral argument was heard in September 2013, and the parties await a decision.

36	Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Emerging Markets Debt Fund 2013 Semi-Annual Report	37

Western Asset

Emerging Markets Debt Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX011343 10/13 SR13-2023

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	October 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	October 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	October 23, 2013